                                                                  EXHIBIT 10.4.7

                       ASSIGNMENT OF AGREEMENTS, LICENSES,
                              PERMITS AND CONTRACTS

                  This ASSIGNMENT OF AGREEMENTS, LICENSES, PERMITS AND CONTRACTS, dated as of June 25, 2004 (this "ASSIGNMENT"), made by the undersigned, each having an address at c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (collectively, "BORROWER"), to MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an address at 4 World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "LENDER").

                              W I T N E S S E T H:

                  WHEREAS:

                  A. Borrower is the owner of a fee simple and leasehold interest, as the case may be, in those certain parcels of real property (collectively, the "PREMISES") described in EXHIBIT A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (the "IMPROVEMENTS"; together with the Premises, collectively, the "PROPERTY");

                  B. Borrower and Lender have entered into a certain Loan and Security Agreement, dated as of the date hereof (as amended, modified or restated from time to time, the "LOAN AGREEMENT"), pursuant to which Lender has agreed to make a loan to Borrower as more particularly described below. Capitalized terms used herein and not herein defined shall have the meanings assigned to such terms in the Loan Agreement.

                  C. Pursuant to the Loan Agreement, Lender is making a Loan to Borrower in the aggregate original principal amount of up to $66,818,500 (the "LOAN"). The Loan is evidenced by a certain Promissory Note, dated as of the date hereof (as amended, modified or restated from time to time, the "NOTE") and secured by, inter alia, those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements, dated as of the date hereof (as amended, modified or restated from time to time, collectively, the "SECURITY INSTRUMENT"), with respect to the Property and Improvements.

                  D. To induce Lender to make the Loan and to secure payment of the Note, together with interest thereon, Borrower has agreed to the execution and delivery of this Assignment.

                  NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby absolutely grants a first lien on and security interest in, and hereby assigns, transfers and sets over to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan

Documents on the part of the Borrower to be observed or performed, all of the Borrower's right, title and interest in and to the following:

                           (a)      to the extent assignable, all of Borrower's
right, title and interest in, to and under the documents, contracts, instruments, plans, permits, licenses (including, without limitation, all liquor licenses and other beverage permits), approvals, applications, trade names and trademarks (including, without limitation, any licenses of, or agreements to license, trade names or trademarks now or hereafter entered into by or on behalf of Borrower or Manager in connection with the operation of the Property), insurance policies, equipment leases, purchase and sale agreements, and other instruments described or existing with respect to the Property or any portion thereof, and any amendments or modifications thereto, any replacements thereof executed during the term of the Note and any other similar documents or instruments with respect to the Property or any portion thereof, now in existence or hereafter executed by Borrower or now in the possession of Borrower or hereafter obtained by Borrower (collectively, the "DOCUMENTS");

                           (b)      to the extent assignable, all rights,
powers, privileges, claims, remedies and causes of action of every kind which Borrower now has or may in the future have with respect to or by reason of its interest in the Documents; and

                           (c)      to the extent assignable, any and all
proceeds (including non-cash proceeds) of any of the foregoing (the items enumerated in the preceding subparagraphs (a) and (b) and in this subparagraph
(c) being hereinafter collectively referred to as the "COLLATERAL").

                  1. This Assignment is given to secure the obligations of Borrower under and in respect of (a) the Note and (b) the other Loan Documents. The parties intend that this Assignment shall be a present, actual, absolute and unconditional assignment and shall, immediately upon execution, give Lender the right to assume Borrower's interest in the Collateral; provided, however, that unless an Event of Default under any of the Loan Documents shall have occurred and be continuing, Borrower shall have a license to utilize the Collateral in accordance with the terms thereof. If an Event of Default shall have occurred and be continuing under any of the Loan Documents, Borrower's license mentioned in the immediately preceding sentence shall cease and terminate, without the execution of any further instrument or document or the taking of any other act on the part of Lender, and in such event, subject to the terms of the Loan Agreement and the other Loan Documents, Lender shall be entitled to utilize the Collateral in Borrower's place and stead, in the name of Borrower or otherwise, and in furtherance thereof, subject to the terms of the Loan Agreement and the other Loan Documents, Lender may enter upon the Property and take possession of the Property by its officers, agents or employees, or by a court-appointed receiver, and for the operation, protection, repair and maintenance of the Property, and in connection therewith, Lender shall be entitled to take possession of and use all books of account and financial records of Borrower and its property managers or representatives relating to the Property.

                  2. Neither this Assignment nor any action or inaction on the part of Lender shall constitute an assumption on the part of Lender of any duty or obligation with respect to the Collateral, nor shall Lender have any duty or obligation to make any payment to be made by Borrower under the Collateral, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts or the performance of any obligations which have been assigned to Lender or to which it may be entitled hereunder at any time or times. No action or inaction on the part of Lender shall adversely affect or limit in any way the rights of Lender hereunder or under the Collateral, and Lender shall not incur any liability on account of any action taken (or not taken) by it or on its behalf in connection with the Collateral in good faith, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.

                  3. Borrower shall indemnify and hold Lender harmless from and against any and all liabilities, losses and damages which Lender may incur by reason of this Assignment and any actions of Lender taken (or not taken) in connection with the Collateral, and from and against any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations to be performed or discharged by Lender by reason of this Assignment, and the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees and disbursements, together with interest on such amount, at the Default Rate under the Note from the date such costs, expenses and fees were incurred by Lender to the date of payment thereof to Lender by Borrower, shall be secured hereby and by the other Loan Documents, and Borrower shall reimburse Lender therefor within twenty (20) days after demand, and upon the failure of Borrower to do so, the same shall be deemed an Event of Default under the Loan Agreement for which Lender shall be entitled to exercise any and all rights and remedies provided therein or at law or in equity; provided, however, that in no event shall Borrower be required to indemnify or hold harmless Lender for any liabilities, losses or damages resulting from Lender's bad faith, gross negligence or willful misconduct. It is further understood that this Assignment shall not operate to constitute Lender as a lender in possession of the Property, or to place responsibility for the control, care, management or repair of the Improvements upon Lender, nor shall it operate to make Lender responsible or liable (as to Borrower) for any waste committed with respect to the Property by any party, or for any Hazardous Material placed upon or found at the Property, or for any dangerous or defective condition of the Improvements or for any negligence in the management, up-keep, repair or control of the Improvements resulting in loss, injury, death or damage to any contractor, sub-contractor, licensee, invitee, employee, or other party, or for any other thing or matter whatsoever.

                  4. Borrower shall remain liable to, and shall, perform all of its obligations under and with respect to the Collateral and shall, at its sole cost and expense, enforce the Collateral in the ordinary course of business and comply in all material respects with all of its obligations under the Collateral and all the terms thereof. Borrower shall give Lender prompt notice of any material default by any party under the Collateral. So long as (a) Borrower is acting in the ordinary course of business, and (b) no Event of Default has occurred and is continuing under any of the Loan Documents, except as otherwise provided in the Loan Agreement, Borrower may alter, amend, extend, modify, change, cancel or terminate any of the Collateral, provided that such alterations, amendments, extensions, modifications, changes, cancellations and terminations, taken as a whole, are not likely to result in a Material Adverse Effect, and, except as otherwise provided in the Loan Agreement, Borrower may enter into new Collateral on commercially reasonable terms without Lender's prior written consent in each instance; provided, however, that Borrower shall provide Lender with copies of any such alterations, amendments, extensions, modifications, changes, cancellations, and terminations of the Collateral upon request of Lender unless otherwise required to be provided pursuant to the Loan Agreement.

                  5. Upon the occurrence and during the continuance of an Event of Default under any of the Loan Documents, Lender shall be entitled to all of the rights, remedies, powers and privileges available to a secured party under the Uniform Commercial Code in any jurisdiction whose laws may apply and this Assignment shall constitute a direction to and full authority to any person or entity which has contracted with or is a party to any of the Documents (collectively, the "CONTRACTING PARTIES", and individually, a "CONTRACTING PARTY") to perform its obligations under the Documents for the benefit of Lender without proof to any Contracting Party of the default of Borrower. In addition, Borrower agrees that it shall, promptly upon request of Lender following such Event of Default, execute and deliver notices to the Contracting Parties directing that future performance of such Contracting Parties' obligations be made at the direction of Lender. Borrower hereby irrevocably authorizes each of the Contracting Parties to rely upon and comply with any notice or demand by Lender for the performance by any such Contracting Party of its obligations under any Document for the benefit of Lender, and no Contracting Party shall have any right or duty to inquire whether an Event of Default has actually occurred, and Borrower shall have no right to countermand its authorization herein to the Contracting Parties to perform for the benefit of Lender.

                  6. Borrower represents and warrants that it has full right, power and authority, pursuant to its certificate of limited partnership and limited partnership agreement, certificate of formation and limited liability company agreement, or certification of incorporation and by-laws, as the case may be, to assign the Collateral assigned hereby and that (a) to Borrower's knowledge, the Documents in existence on the date hereof, are in full force and effect in accordance with their respective terms, (b) Borrower has delivered to Lender true and complete copies of the material Documents in existence as of the date hereof, (c) neither the Collateral nor any part thereof has been assigned, pledged or encumbered by Borrower except pursuant to this Assignment and the other Loan Documents, (d) to Borrower's knowledge, no default or event of default which remains uncured beyond the expiration of any applicable grace or notice period which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing hereunder and no Event of Default or Default has occurred, (e) to Borrower's knowledge, none of the Contracting Parties has any defense, set-off or counterclaim against Borrower to the performance of any obligations of such respective Contracting Party, and (f) its principal place of business is its address for notices as set forth in the Loan Agreement

                  7. Borrower, at its expense, shall execute and deliver all such instruments and take all such action as Lender, from time to time, may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein created and to maintain and perfect the security interest granted in this Assignment. To the extent permitted by law, Borrower irrevocably authorizes Lender, at the expense of Borrower, to file financing statements and continuation statements with respect to the Collateral that Lender deems appropriate or desirable without the signature of Borrower.

                  8. Wherever there is any conflict or inconsistency between any terms or provisions of this Assignment and the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

                  9. All rights and remedies herein conferred may be exercised whether or not sale proceedings are pending under the Security Instrument or any other action or proceeding has been commenced under any of the other Loan Documents. Lender shall not be required to resort first to the security of this Assignment before resorting to the security of the Security Instrument or any of the other Loan Documents and Lender may exercise the security hereof or thereof concurrently or independently and in any order of preference.

                  10. This Assignment shall automatically terminate upon payment in full of all sums due Lender under the Note, the Loan Agreement, and the other Loan Documents, and any other indebtedness secured by the Security Instrument.

                  11. All notices, demands, consents, or requests which are either required or desired to be given or furnished hereunder shall be sent and shall be effective in the manner set forth in Section 14.5 of the Loan Agreement.

                  12. The provisions of this Assignment shall be binding upon Borrower, its successors and assigns, and all persons claiming under or through Borrower or any such successor or assign, and shall inure to the benefit of and be enforceable by Lender and its successors and assigns. Subject to the terms of the Loan Agreement, Lender shall have the right to assign this Assignment and the obligations hereunder in connection with any assignment or transfer of all or any portion of the Loan or any interest therein. The parties hereto acknowledge that following the execution and delivery of this Assignment, Lender may sell, transfer and assign this Assignment and certain other Loan Documents. All references to "Lender" hereunder shall be deemed to include the assigns of Lender and the parties hereto acknowledge that actions taken by Lender hereunder may be taken by Lender's agents and by the agents of the assigns of Lender.

                  13. This Assignment shall constitute a security agreement for all purposes under the Uniform Commercial Code as in effect in the State where the applicable Property is located.

                  14. This Assignment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America, except that at all times the provisions for the creation, perfection, attachment and enforcement of the liens and the security interests created pursuant to this Assignment shall be governed by the laws of the State where the applicable Property is located.

                  15. Neither this Assignment nor any provision hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by Lender and Borrower.

                  16. If any of the provisions of this Assignment, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such provision or provisions to persons or circumstances other than those to whom or which it is held invalid or unenforceable, shall not be affected thereby and every provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

                  17. The obligations of Borrower hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

                  IN WITNESS WHEREOF, the Borrower has duly executed this instrument as of the day and year first above written.

                                    BORROWERS:

                                    LODGIAN AMI, INC.
                                    LODGIAN HOTELS FIXED III, LLC
                                    MINNEAPOLIS MOTEL ENTERPRISES, INC.


                                    By:/s/ Daniel E. Ellis
                                       ------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary, or
                                              Authorized Signatory for each of
                                              the entities listed above


                                    SERVICO CENTRE ASSOCIATES, LTD.

                                    By: SERVICO PALM BEACH
                                        GENERAL PARTNER SPE, INC.,
                                        a Delaware corporation, its
                                        general partner

                                    By:/s/ Daniel E. Ellis
                                       ------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary,
                                              or Authorized Signatory

                                   EXHIBITS A

                                   PROPERTIES

     CHAIN/NAME                     CITY                           ST
---------------------      -----------------------                 --
Courtyard by Marriott      Bentonville                             AR
Crowne Plaza               West Palm Beach                         FL
Courtyard by Marriott      Florence                                KY
Holiday Inn                Baltimore, Inner Harbor                 MD
Holiday Inn                Glen Burnie                             MD
Holiday Inn                Towson (Cromwell Bridge)                MD
Holiday Inn                Arden Hills/St. Paul                    MN
Fairfield Inn              Merrimack                               NH
Holiday Inn Sunspree       Myrtle Beach (Surfside Beach)           SC